SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    November 17, 1994
                                                  -------------------------


                        MORTGAGE AND REALTY TRUST
- -------------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


         Maryland                  1-6613                 23-1862664
- -------------------------------------------------------------------------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
 of incorporation)               File Number)        Identification No.)


8380 Old York Road
Suite 300
Elkins Park, Pennsylvania                                19027-1590
- -------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: 215/881-1525



                                   N/A
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

        On November 17, 1994, Mortgage and Realty Trust, a Maryland real estate investment trust (the "Registrant"), issued a press release announcing that the Registrant had reached an agreement in principle with a substantial number of holders of the Registrant's Senior Secured Uncertificated Notes due 1995 on the terms of a restructuring of the Secured Notes. The announcement was made in the context of the Registrant's intention to effect a restructuring through a "prepackaged" Chapter 11 bankruptcy, subject to a number of conditions, including, without limitation, the receipt of indications of support for the restructuring from additional holders of Secured Notes. A copy of the press release and the term sheet to the restructuring of the Secured Notes are attached as exhibits hereto and are incorporated by reference in its entirety herein.

EXHIBITS

The following exhibit is filed as part of this report:

Exhibit                 Exhibit                 Sequential
Number                Description              Page Number
- -------               -----------              -----------

20.1                  Press Release                 4

20.2                  Term Sheet                    5

                           SIGNATURES

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         MORTGAGE AND REALTY TRUST,
                         a Maryland real estate investment trust

                         By:   /s/ Victor H. Schlesinger
                               --------------------------
                               Victor H. Schlesinger
                               Chairman



Date:     November 28, 1994